UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ASA Gold and Precious Metals Limited

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ASA Discount 15 ■ Periods of outperformance are associated with widening discounts ■ The market takes time to catch - up. It’s part of the reason why we communicate holdings and the investment process more pro - actively. ■ Similarly, periods of under - performance are associated with smaller discounts: 4/1/2019 – 12/31/223. Source: BBG, Merk